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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported): September 10, 2002

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                       TSI TELECOMMUNICATION SERVICES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        333-88168                06-1262301

 (State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

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                        201 N. Franklin Street, Suite 700
                              Tampa, Florida 33602
                            Telephone: (813) 273-3000

     (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)

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ITEM 9.  Regulation FD Disclosure

On September 10 , 2002, TSI's Chief Executive Officer and Chief Financial Offer issued certifications of the second quarter 2002 consolidated financial statements of TSI Telecommunication Services Inc., solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350).

Exhibits

       Exhibit 99 Chief Executive Officer certification issued pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)
       Exhibit 99 Chief Financial Officer certification issued pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

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            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 10, 2002





                                     TSI TELECOMMUNICATION SERVICES INC.
                                               (Registrant)


                                          /s/ RAYMOND L. LAWLESS
                                     -------------------------------------
                                              Raymond L. Lawless
                                     Chief Financial Officer and Secretary


                                  EXHIBIT INDEX

Exhibit

No.               Description           Page


   99.1     Chief Executive Officer Certification dated September 10, 2002
   99.2     Chief Financial Officer Certification dated September 10, 2002